EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                 MIAMI DIVISION

IN RE:                                                 CASE NUMBER
                                                       00-27939-BKC-RBR
                                                       -------------------------
New Commodore Cruise Lines Limited                                --------------
                                                       JUDGE      Raymond B. Ray
                                                                  --------------

                DEBTOR.                                CHAPTER 11

                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                    FROM: 12/27/00           TO: 12/31/00

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                                  Chad P. Pugatch
                                                  ------------------------------
                                                  Attorney for Debtor

                                                  Attorney's Address
     Debtor's Address                             and Phone Number
     and Phone Number                             Northmark Building, Suite 101
     4000 Hollywood Blvd, suite 385-S             33 N.E. 2nd Street
     Hollywood, Fl 33021                          Fort Lauderdale, FL 33301
     (954) 967-2131                               (954) 462-8000

                      MONTHLY FINANCIAL REPORT FOR BUSINESS

FOR PERIOD BEGINNING 12/27/00                      AND ENDING 12/31/00

Name of Debtor: New Commodore Cruise               Case Number: 00-27939-BKC-RBR
                Lines Limited
Date of Petition: 27-Dec-00

                                                    CURRENT        CUMULATIVE
                                                     MONTH      PETITION TO DATE
                                                     -----      ----------------
1. CASH AT BEGINNING OF PERIOD                    230,071.58       230,071.58
2. RECEIPTS:
       A. Cash Sales                                       0                0
                    Less Cash Refunds                      0                0
                    Net Cash Sales                         0                0
       B. Collection on Postpetition A/R                   0                0
       C. Collection on Prepetition A/R                    0                0
       D. Other Receipts (Attach List)                     0                0
       (If you receive rental income
       you must attach a rent roll.)
3. TOTAL RECEIPTS                                          0                0
4. TOTAL CASH AVAILABLE FOR
       OPERATION (Line 1+Line 3)                  230,071.58       230,071.58
5. DISBURSEMENTS
       A. US Trustee Quarterly Fees                        0                0
       B. Net Payroll                                      0                0
       C. Payroll Taxes Paid                               0                0
       D. Sales and Uses Taxes                             0                0
       E. Other Taxes                                      0                0
       F. Rent                                             0                0
       G. Other Leases (Attachment 3)                      0                0
       H. Telephone                                        0                0
       I. Utilities                                        0                0
       J. Travel & Entertainment                           0                0
       K. Vehicle Expenses                                 0                0
       L. Office Supplies                                  0                0
       M. Advertising                                      0                0
       N. Insurance (Attachment 7)                         0                0
       O. Purchases of Fixed Assets                        0                0
       P. Purchases of Inventory                           0                0
       Q. Manufacturing Supplies                           0                0
       R. Repair & Maintenance                             0                0
       S. Payments to secured Creditors                    0                0
       T. Other Operating Expenses                         0                0
                    (Attach List)
6. TOTAL CASH DISBURSEMENTS                                0                0
7. ENDING CASH BALANCE
       (LINE 4-LINE 6)                            230,071.58       230,071.58

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 24th day of January, 2001.                         /s/ Jose I. Martin
                                                        ------------------------
                                                        Controller

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor: New Commodore Cruise               Case Number: 00-27939-BKC-RBR
                Lines Limited
Reporting Period beginning 12/27/00                and ending 12/31/00

ACCOUNTS RECEIVABLE AT PETITION DATE:                             302,479.72
                                                              ------------------
ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre petition and post petition, including charge card sales which have not been received):

     Beginning of the Month Balance                  302,479.72
                                                 ------------------
     PLUS: Current Month New Billings
                                                 ------------------
     LESS: Collection During the Month:
                                                 ------------------
     End of Month Balance                            302,479.72
                                                 ------------------

--------------------------------------------------------------------------------
AGING: (Show the total amount for each age group off accounts incurred since filing the petition)

     0-30 Days    31-60 Days      61-90 Days     Over 90 Days       Total
--------------------------------------------------------------------------------

                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: New Commodore Cruise               Case Number: 00-27939-BKC-RBR
                Lines Limited
Reporting Period beginning 12/27/00                and ending 12/31/00

In the space below list all invoices or bills incurred and not paid since the filing of the petition Do not include amounts owed prior to filing the petition.

  Date                Days
Incurred          Outstanding           Vendor         Description        Amount
--------          -----------           ------         -----------        ------



--------------------------------------------------------------------------------
ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)
                                                 ------------------
PLUS: New Indebtedness Incurred This Month
                                                 ------------------
LESS: Amount Paid on Prior Accounts Payable
                                                 ------------------
Ending Month Balance
                                                 ------------------
--------------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                 Number            Total
                                                 of Post           Amount of
Secured          Date                            Petition          Post Petition
Creditors/       Payment         Payment         Payments          Payments
Lessor           Due             Amount          Delinquent        Delinquent
------           ---             ------          ----------        ----------

                                  ATTACHMENT 3

                        INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: New Commodore Cruise               Case Number: 00-27939-BKC-RBR
                Lines Limited
Reporting Period beginning 12/27/00                and ending 12/31/00

                                INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:                      330,343.93
                                                     ------------------
INVENTORY RECONCILIATION:

     Inventory Balance at Beginning of Month             330,343.93
                                                     ------------------
     Inventory Purchased During Month
                                                     ------------------
     Inventory Used or Sold
                                                     ------------------
     Inventory On Hand at End of Month                   330,343.93
                                                     ------------------

METHOD OF COSTING INVENTORY:
                            ----------------------------------------------------

--------------------------------------------------------------------------------

                               FIXED ASSET REPORT

FIXED ASSET FAIR MARKET VALUE AT PETITION DATE:        8,011,767.56
(Include Property, Plant and Equipment)              ------------------

BRIEF DESCRIPTION (First Report Only)
                                     -------------------------------------------
Leasehold improvements and onboard equipment for the Enchanted Isle Shoreside
--------------------------------------------------------------------------------
equipment
--------------------------------------------------------------------------------

FIXED ASSET RECONCILIATION:

      Fixed Asset Book Value at Beginning of Month
                                                     ------------------
                   LESS: Depreciation Expense
                                                     ------------------
                   PLUS: New Purchases
                                                     ------------------
      Ending Monthly Balance
                                                     ------------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING
PERIOD:
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: New Commodore Cruise               Case Number: 00-27939-BKC-RBR
                Lines Limited
Reporting Period beginning 12/27/00                and ending 12/31/00

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA                          BRANCH:
             ------------------                               ------------------
ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
             -------------------------------------------------------------------
              Payroll Account
             -------------------------------------------------------------------
ACCOUNT NUMBER: 375 400 0997
               -----------------------------------------------------------------
PURPOSE OF ACCOUNT: Payroll Account
                   -------------------------------------------------------------

          Beginning Balance                                        0
                                                     ------------------
          Total of Deposit Made
                                                     ------------------
          Total Amount of Checks Written
                                                     ------------------
          Service Charges
                                                     ------------------
          Closing Balance
                                                     ------------------
Number of First Check Written this Period
                                                              ------------------
Number of Last Check Written this Period
                                                              ------------------
Total Number of Checks Written this Period
                                                              ------------------

                               INVESTMENT ACCOUNTS

Type of Negotiable        Face Value      Purchase Price       Date of Purchase
Instrument
--------------------------------------------------------------------------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor: New Commodore Cruise               Case Number: 00-27939-BKC-RBR
                Lines Limited
Reporting Period beginning 12/27/00                and ending 12/31/00

NAME OF BANK: BANK OF AMERICA                          BRANCH:
             ------------------                               ------------------
ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
             -------------------------------------------------------------------
              Payroll Account
             -------------------------------------------------------------------
ACCOUNT NUMBER: 375 400 0997
               -----------------------------------------------------------------
PURPOSE OF ACCOUNT: Payroll Account
                   -------------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date         Check Number            Payee             Purpose            Amount
----         ------------            -----             -------            ------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: New Commodore Cruise               Case Number: 00-27939-BKC-RBR
                Lines Limited
Reporting Period beginning 12/27/00                and ending 12/31/00

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA                          BRANCH:
             ------------------                               ------------------
ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
             -------------------------------------------------------------------
              Tax Account
             -------------------------------------------------------------------
ACCOUNT NUMBER: 375 400 1006
               -----------------------------------------------------------------
PURPOSE OF ACCOUNT: Tax Account
                   -------------------------------------------------------------

          Beginning Balance
                                                     ------------------
          Total of Deposit Made
                                                     ------------------
          Total Amount of Checks Written
                                                     ------------------
          Service Charges
                                                     ------------------
          Closing Balance
                                                     ------------------

Number of First Check Written this Period
                                                              ------------------
Number of Last Check Written this Period
                                                              ------------------
Total Number of Checks Written this Period
                                                              ------------------

                               INVESTMENT ACCOUNTS

Type of Negotiable        Face Value      Purchase Price       Date of Purchase
Instrument
--------------------------------------------------------------------------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor: New Commodore Cruise               Case Number: 00-27939-BKC-RBR
                Lines Limited
Reporting Period beginning 12/27/00                and ending 12/31/00

NAME OF BANK: BANK OF AMERICA                          BRANCH:
             ------------------                               ------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
             -------------------------------------------------------------------
              Tax Account
             -------------------------------------------------------------------
ACCOUNT NUMBER: 375 400 1006
               -----------------------------------------------------------------
PURPOSE OF ACCOUNT: Tax Account
                   -------------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date         Check Number           Payee             Purpose             Amount
----         ------------           -----             -------             ------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: New Commodore Cruise               Case Number: 00-27939-BKC-RBR
                Lines Limited
Reporting Period beginning 12/27/00                and ending 12/31/00

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA                          BRANCH:
             ------------------                               ------------------
ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
             -------------------------------------------------------------------
              Operating account
             -------------------------------------------------------------------
ACCOUNT NUMBER: 375 400 0984
               -----------------------------------------------------------------
PURPOSE OF ACCOUNT: Operating account
                   -------------------------------------------------------------

          Beginning Balance                                     -
                                                     ------------------
          Total of Deposit Made                          230,071.58
                                                     ------------------
          Total Amount of Checks Written                        -
                                                     ------------------
          Service Charges                                       -
                                                     ------------------
          Closing Balance                                230,071.58
                                                     ------------------

Number of First Check Written this Period
                                                              ------------------
Number of Last Check Written this Period
                                                              ------------------
Total Number of Checks Written this Period
                                                              ------------------

                               INVESTMENT ACCOUNTS

Type of Negotiable        Face Value      Purchase Price       Date of Purchase
Instrument
--------------------------------------------------------------------------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor: New Commodore Cruise               Case Number: 00-27939-BKC-RBR
                Lines Limited
Reporting Period beginning 12/27/00                and ending 12/31/00

NAME OF BANK: BANK OF AMERICA                          BRANCH:
             ------------------                               ------------------
ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
             -------------------------------------------------------------------
              Operating account
             -------------------------------------------------------------------
ACCOUNT NUMBER: 375 400 0984
               -----------------------------------------------------------------
PURPOSE OF ACCOUNT: Operating account
                   -------------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date        Check Number           Payee              Purpose            Amount
----        ------------           -----              -------            ------

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor: New Commodore Cruise               Case Number: 00-27939-BKC-RBR
                Lines Limited
Reporting Period beginning 12/27/00                and ending 12/31/00

                           TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

Date                 Bank                 Description                     Amount
----                 ----                 -----------                     ------



--------------------------------------------------------------------------------
                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed _______________ Period _______________

Name of                Date
Taxing                 Payment
Authority              Due                    Description                 Amount
---------              ---                    -----------                 ------

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: New Commodore Cruise               Case Number: 00-27939-BKC-RBR
                Lines Limited
Reporting Period beginning 12/27/00                and ending 12/31/00

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner                   Title                    Amount Paid
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                PERSONNEL REPORT

                                                    Full Time       Part Time
Number of employees at beginning of period
                                                 --------------   --------------
Number hired during the period
                                                 --------------   --------------
Number terminated or resigned during period
                                                 --------------   --------------
Number of employees on payroll at end of period            28
                                                 --------------   --------------
--------------------------------------------------------------------------------

                            CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.

               Agent &                                                    Date
               Phone                         Coverage      Expiration    Premium
Carrier        Number        Policy No         Type           Date         Due
-------        ------        ---------         ----           ----         ---

                                  ATTACHMENT 8

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD



We anticipate filing a Plan of Reorganization and Disclosure Statement on or before
----------------------